                                                                 Exhibit 99.4

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




NOTE: TO THE EXTENT ANY OF THE REPRESENTATIONS AND WARRANTIES OF THE SELLERS PURSUANT TO THE ASSET PURCHASE AGREEMENT (THE "AGREEMENT") CALL FOR DISCLOSURE OF MATTERS WHICH ARE SUBSTANTIALLY DUPLICATIVE OF MATTERS REQUIRED TO BE DISCLOSED BY SELLERS PURSUANT TO OTHER REPRESENTATIONS AND WARRANTIES UNDER THE AGREEMENT, DISCLOSURE ON ONE SCHEDULE HERETO OF SUCH A MATTER WITH REASONABLE PARTICULARITY SHALL BE DEEMED TO CONSTITUTE DISCLOSURE OF THAT PARTICULAR MATTER ON THE SCHEDULE WHICH CORRESPONDS TO THE OTHER REPRESENTATION OR WARRANTY.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

SCHEDULE 1.1(a)(i)                      Purchased Products
SCHEDULE 1.1(a)(iii)                    Net Optix Inventory List
SCHEDULE 1.1(a)(iv)                     Purchased Tangible Personal Property
SCHEDULE 1.1(a)(vi)                     Purchased Intellectual Property
SCHEDULE 1.1(a)(ix)                     Purchased Contracts, Licenses,
                                        Commitments, Personal Property Leases,
                                        Purchase Orders, Sales Orders, and Other
                                        Agreements
SCHEDULE 3.1(a)                         Gross Margin Shortfall
SCHEDULE 3.3(a)(i)                      Methodology for Modification of
                                        Valuation of Seller's Inventories, Net
                                        Receivables and GmbH Assets and
                                        Liabilities
SCHEDULE 3.4                            Statement of Allocation of Purchase
                                        Price
SCHEDULE 5.1                            Organization; Good Standing;
                                        Qualification and Power
SCHEDULE 5.2                            Equity Investments
SCHEDULE 5.3                            Convertible Securities or Options, Etc.
                                        of Leisegang GmbH
SCHEDULE 5.4(b)                         Contravention of Contracts
SCHEDULE 5.4(c)                         Consents and Approvals Required
SCHEDULE 5.5(a)                         Seller SEC Reports
SCHEDULE 5.5(e)                         Financial Statements
SCHEDULE 5.7                            Undisclosed Liabilities
SCHEDULE 5.8                            Changes Since June 30, 1999
SCHEDULE 5.9(a)                         Payment of Taxes and Filing Tax Returns
SCHEDULE 5.9(b)                         Taxpayer Identification Numbers
SCHEDULE 5.9(c)                         Tax Investigations and Audits
SCHEDULE 5.10(a)                        Title to Assets, Properties and Rights
                                        and Related Matters
SCHEDULE 5.10(b)                        Encumbered Property
SCHEDULE 5.11(a)                        Intellectual Property Rights
SCHEDULE 5.11(b)                        Applications and Other Actions With
                                        Respect to Intellectual Property Rights
SCHEDULE 5.12                           Contracts
SCHEDULE 5.13                           Litigation
SCHEDULE 5.14                           Compliance; Governmental Authorizations
SCHEDULE 5.15(a)                        FDA Compliance
SCHEDULE 5.15(b)                        FDA Exceptions
SCHEDULE 5.16(a)                        Insurance Policies
SCHEDULE 5.16(b)                        Insurance Exceptions
SCHEDULE 5.17(a)                        Labor Relations:  Employees

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



SCHEDULE 5.17(b)                        List of Employees and Severance Amounts
SCHEDULE 5.18(a)                        Company Employee Plans
SCHEDULE 5.18(b)                        ERISA Compliance
SCHEDULE 5.19(a)                        Environmental Proceedings
SCHEDULE 5.19(b)                        Environmental Matters
SCHEDULE 5.19(c)                        Properties
SCHEDULE 5.20                           Broker or Finder Fees
SCHEDULE 5.21                           Accounts & Notes Receivable
SCHEDULE 5.22                           Accounts & Notes Payable
SCHEDULE 5.24                           Inventories
SCHEDULE 5.25                           Suppliers, Consultants & Vendors
SCHEDULE 5.26                           Delinquent Customer Accounts
SCHEDULE 5.27(a)                        Facilities
SCHEDULE 5.27(b)                        Galenica Title Commitments
SCHEDULE 5.28                           Year 2000
SCHEDULE 7.10(a)(iii)                   GmbH Terminated Employees

EXHIBIT A                               Form of Bill of Sale of the U.S. Sellers
EXHIBIT B                               Form of Bill of Sale of Galenica
EXHIBIT C                               Form of Escrow Agreement
EXHIBIT D                               Form of Opinion of counsel to the Sellers - Closing
EXHIBIT E                               Form of Opinion of counsel to the Sellers - Delaware Law
EXHIBIT F                               Form of Opinion of counsel to Galenica
EXHIBIT G                               Form of Opinion of counsel to Leisegang GmbH
EXHIBIT H                               Form of Non-Competition Agreement
EXHIBIT I                               Form of Opinion of Counsel to the Purchaser

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




                               SCHEDULE 1.1(a)(i)
                               PURCHASED PRODUCTS

1.       Colposcopes
2.       Fetal Monitors
3.       Diagnostic Instruments
4.       Vaginal Specula
5.       Pregnancy Testing Kits
6.       Anoscopes
7.       Gyne-Lite
8.       PAP smear Kits
9.       Electro Surgical Devices
10.      Cryosurgery Instruments
11.      5:1 Tubing Connectors
12.      Amniotomes
13.      External Clamps


The specific model identification information for the products listed in items 1-13 is attached hereto.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                              SCHEDULE 1.1(a)(iii)
                            NET OPTIX INVENTORY LIST

                                See Attached List

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




                               SCHEDULE 1.1(a)(iv)
                      PURCHASED TANGIBLE PERSONAL PROPERTY

A.       LEISEGANG

         See attached report which includes all purchased tangible personal property relating to the Subleased Premises and all purchased tangible personal property of the Non-Subleased Premises and which are connected with employees of Leisegang hired at the Closing by Buyer.

B.       GALENICA

         See attached report dated December 8, 1999

C.       NETOPTIX

         See attached report dated December 8, 1999

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000





                               SCHEDULE 1.1(a)(vi)
                         PURCHASED INTELLECTUAL PROPERTY


A.   NETOPTIX

     Patents

     None

     Registered Trademarks

     SANI-SCOPE: Registration (U.S.) #2205687, Registration (Canada) #190,582
     For:        Medical apparatus, namely a disposable plastic anoscope.

     SANI-SPEC:  Registration (Canada) #191,656
     For: Vaginal specula for diagnostic examinations. This trademark was assigned by C. R. Bard, Inc. in July to Galileo Corporation on July 23, 1997; however, the US Patent and Trademark Office does not have a record of the assignment. NetOptix is currently in the process of addressing this matter to ensure that the trademark is properly registered to NetOptix.

     Unregistered Trademarks

     SPEC LIGHT
     For:        Illumination devise for Sani-Scope vaginal specula.

B.   LEISEGANG

     Patents

     None

     Registered Trademarks

     None

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                           SCHEDULE 1.1(a)(vi) (CONT.)


         Unregistered Trademarks

         Leisegang
         Lap Lite
         OS Finder Set
         LMS-9000 Smart System
         Smart Valve
         System III
         Spec Light

         Registered Website

         leisegang.com

C.       GALENICA

         Patents

         None

         Registered Trademarks

         GYNE-LITE:  Registration (U.S.) #74-311219
         For:  Adjustable light for medical examination purposes.

         Tradenames

         Galenica is registered to do business under the following names:

         Galenicare Concepts Inc.
         Concepts Galenicare Inc.

         Galenica is registered in New Brunswick to do business under the name Galenica Inc.

         Logos

         See attached logo.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




                               SCHEDULE 1.1(a)(ix)
                   PURCHASED CONTRACTS, LICENSES, COMMITMENTS,
                   PERSONAL PROPERTY LEASES, PURCHASE ORDERS,
                       SALES ORDERS, AND OTHER AGREEMENTS

A.       LEISEGANG

         1. Leisegang report of purchase orders dated December 8, 1999 attached hereto.

         2. Leisegang report of sales orders dated December 8, 1999 attached hereto.

         3. Leisegang report of service order contracts dated December 8, 1999 attached hereto.

         4. Distribution Agreement between Leisegang and Physicians Sales and Service, Inc., dated February 2, 1998 as amended by Amendment No. 1 dated March 1, 1999.

         5. Agreement between Direct Medical Equipment & Supplies, Inc. and Leisegang, dated November 23, 1993.

         6. Capital Equipment Supplier Agreement between Novation, LLC and Leisegang dated March 31, 1999.

         7. Contract between Leisegang and Shared Services Health Care dated May 26, 1995, as amended on May 22, 1997, January 14, 1999 and November 10, 1999.

         8. Contract between Leisegang and Department of Veterans Affairs dated June 1, 1999.

         9. Distribution Agreement between Leisegang and Midwest Medical Supply Co., L.L.C. dated August 19, 1999.

         10. Distribution Agreement between Leisegang and General Medical Corporation dated March 21, 1997.


B.       GALENICA

         1. Employment Agreement between 3421899 Canada, Inc. and Jacques Marcotte dated February 1, 1998.

         2. Employment Agreement between 3421899 Canada, Inc. and Michel Godin dated February 1, 1998.

         3. Lease between Gestion Jacques Marcotte Inc. and 3421899 Canada Inc. dated February 1, 1998.

         4. Private Label Agreement between General Medical Corporation and Galenica dated January 1, 1992.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



         5. Private Label Agreement between Miami Medical and Galenica dated September 1, 1997.

         6.  Group Credit Newcourt Leasing Contract dated December 4, 1998.

         7. Capital lease between Mont-Blanc Inc. and Plastiques Medisma Inc. dated July 10, 1997.

         8. Service contract between Xertec Inc. and Galenica dated September 1, 1997.

         9. Private Label Agreement between "Alliance" Purchasing Group, as Buyer and Galenica, as Seller, dated May 1, 1997.

         10. Loan Agreement dated July 3, 1996 between Development Bank of Canada, as lender, and Plastiques Medisma Inc., as borrower and deed of movable hypothec dated July 3, 1996 between the same parties.

         11. Loan and Immovable hypothec dated February 9, 1995 between Caisse Populaire de St-Liboire, as lender, and Plastiques Medisma Inc., as borrower.

         12. Employment Agreement between Galenica and Germain Haeck dated January 11, 2000.

         13. Prime Alliance Agreement between McKesson General Medical and Galenica dated March 2, 1999.

         14. Distribution Agreement between Galenica and Whittaker General Medical dated April 14, 1985.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

                                 SCHEDULE 3.1(a)
                             GROSS MARGIN SHORTFALL

                            See Purchaser's attached
              Amended and Restated Schedule dated January 31, 2000

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                               SCHEDULE 3.3(a)(i)
       METHODOLOGY FOR MODIFICATION OF VALUATION OF SELLERS' INVENTORIES,
                NET RECEIVABLES AND GMBH ASSETS AND LIABILITIES

                            See Purchaser's attached
              Amended and Restated Schedule dated January 31, 2000

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 3.4
                    STATEMENT OF ALLOCATION OF PURCHASE PRICE


                            See Purchaser's attached
              Amended and Restated Schedule dated January 31, 2000

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 5.1
              ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER



A.       Jurisdictions of Incorporation:

         NetOptix is a Delaware corporation.

         Leisegang is a Florida corporation.

         Galenica was constituted under the Canada Business Corporation Act and was continued under the New Brunswick Business Corporations Act on February 4, 1998

         Leisegang GMBH is a company organized under the laws of Germany.

B.       Jurisdictions in which Sellers are not Qualified to do Business:

         1.       None, as to NetOptix, Galenica and Leisegang GmbH

         2. Certain sales personnel who are employees of Leisegang reside in states other than Florida and California and maintain demonstration and other inventory at their home office locations. Leisegang files tax returns in some of these states, but has not qualified to do business in such states.

C.       Jurisdictions in which NetOptix is Qualified to do Business:

         Massachusetts

D.       Jurisdictions in which Galenica is Qualified to do Business:

         Quebec, New Brunswick

E.       Jurisdictions in which Leisegang is Qualified to do Business:

         Florida, California

F.       Jurisdictions in which Leisegang GMBH is Qualified to do Business:

         Germany

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.2
                               EQUITY INVESTMENTS

Leisegang GMBH has no subsidiaries nor any equity interests in any other person or entity.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.3
            CONVERTIBLE SECURITIES OR OPTIONS, ETC. OF LEISEGANG GMBH


None

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                 SCHEDULE 5.4(b)
                           CONTRAVENTION OF CONTRACTS


See Required Consents listed on Schedule 5.4(c)

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                 SCHEDULE 5.4(c)
                         CONSENTS AND APPROVALS REQUIRED


THIRD PARTY CONSENTS:

A.   LEISEGANG

1. Consent of Deutsche Financial Services for the release of any encumbrances of Purchased Assets pursuant to the existing credit agreements between NetOptix and such lender.

2. Consent of Catexor Limited Partnership-I to permit Purchaser to sublease a portion of the space leased by Leisegang located at 6401 Congress Avenue, Boca Raton, Florida, pursuant to the Commercial Lease dated August 26, 1993, between Catexor Limited Partnership-I and Leisegang, as amended.

3. Capital Equipment Supplier Agreement between Novation, LLC and Leisegang dated March 31, 1999.

4. Contract between Leisegang and Department of Veterans Affairs dated June 1, 1999. [To be obtained after Closing]

B.   GALENICA

         CONTRACTS

            1. Consent required under Private Label Agreement between General Medical Corporation and Galenica dated January 1, 1992

            2.   Consent required under Distribution Agreement between
                 Leisegang and General Medical Corporation dated March 21, 1997.



            3. Consent required under Prime Alliance Agreement between McKesson General Medical and Galenica dated March 2, 1999.

            4. Consent required under Distribution Agreement between Galenica and Whittaker General Medical dated April 14, 1985.


            5. Consent required under Private Label Agreement between Miami Medical and Galenica dated September 1, 1997

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



            6. Consent required under Loan Agreement dated July 3, 1996 between Development Bank of Canada, as lender, and Plastiques Medisma Inc., as borrower and deed of movable hypothec dated July 3, 1996 between the same parties.

            7. Consent required under Loan and Immovable hypothec dated February 9, 1995 between Caisse populaire de St-Liboire, as lender, and Plastiques Medisma Inc., as borrower.

            8.   Consent required under lease between Gestion Jacques
                 Marcotte Inc. and 3421899 Canada Inc., dated February 1, 1998.

C.   GMBH

     According to Section 5 of the Articles of Association of Leisegang GmbH, the consent of NetOptix, GmbH's sole Shareholder, is required to transfer the Shares.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




                                 SCHEDULE 5.5(a)
                               SELLER SEC REPORTS


None.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                 SCHEDULE 5.5(e)
                              FINANCIAL STATEMENTS


See footnotes to Financial Statements.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.7
                             UNDISCLOSED LIABILITIES


1. See Schedule 5.12. The Sellers have ongoing liabilities and obligations under the contracts and agreements listed on such Schedule.

2.       See Schedule 5.13. Potential Claims are listed on Schedule 5.13.

3. See Schedule 5.1. Leisegang may have liabilities with respect to qualifying as a foreign corporation in certain states.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.8
                           CHANGES SINCE JUNE 30, 1999


1.       See Schedule 5.12 for contracts entered into since June 30, 1999.

2.       See Schedule 5.13 for claims asserted since June 30, 1999.

3. In July 1999, NetOptix sold its Scientific Detector Products Division. As a result of the sale, the operations in the Sturbridge Facility were downsized and the manufacturing operations relating to the Euro-surgical units and Cryosurgery guns were transferred to the Florida Facility.

4. In September 1999, NetOptix entered into a credit arrangement with Deutsche Financial Services Corporation for a credit facility totaling $25 million.

5. In July 1999, W. Kip Speyer resigned as President and CEO of Leisegang and an officer and director of the other Sellers. In July 1999, John Barlow was engaged as President and CEO of Leisegang pursuant to an Employment Agreement dated July 6, 1999.

6. During 1999, the Business has been affected by the departure or termination of a number of sales personnel, representatives and others. The impact, if any, of such departures is uncertain.

7. Sales of the Business have been relatively flat for some period of time and the Business is believed to have experienced losses for the most recent fiscal year.

8. During 1999, NetOptix has entered into a number of arrangements with Andlinger & Company, Inc. and its Affiliates, which are unrelated to the Business.

9. In recent weeks, there has been an effort to unionize or otherwise organize the workforce at Galenica; an application for union certification with respect to Galenica's employees was filed on September 22, 1999.

10. On or about December 9, 1999, Mr. Richard Perron, comptroller of Galenica, gave his resignation, which became effective December 31, 1999. He was replaced by Germain Haeck.

11. Leisegang has undertaken a program to reduce obsolete, excess and long-supply inventory through discount sales to brokers or other middlemen or return to the manufacturers, which program is continuing.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



12. Leisegang maintains a substantial reserve on it books (reflected in the Latest SEC Reports) for damaged, obsolete, excess and long-supply inventory.

13. Capital expenditures for leasehold improvements at the Florida Facility, and at the locations of the Foreign Subsidiaries, have been incurred or committed since June 30, 1999, with an aggregate cost of less than $50,000.

14. As of April, 1999, some employees at GmbH have been working 26 hours per week instead of 35 hours per week and some employees have been working 20 hours per week instead of 35 hours per week.

15. At the beginning of 1999, Leisegang significantly reduced its orders from GmbH by approximately 75% of the orders from the prior year.

16. GmbH has entered into several new employment contracts which provide that overtime be included in such employees' salaries. The applicable collective bargaining agreements only permit an employee to work a maximum of 35 hours per week. Therefore, those agreements may be invalid with regard to terms of these agreements relating to this issue.

17. On or about October, 1999, Galenica sold a division that manufactured furniture. This division accounted for approximately 1% of Galenica's total sales.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                 SCHEDULE 5.9(a)
                     PAYMENT OF TAXES AND FILING TAX RETURNS


                               See Schedule 5.9(c)

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                 SCHEDULE 5.9(b)
                         TAXPAYER IDENTIFICATION NUMBERS


NetOptix     04-2526583

Leisegang    59-2586553

Galenica     Canadian Federal:  142277995RC
             Quebec Provincial: 9-ZZBB-8618-7

GmbH         428/709

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                 SCHEDULE 5.9(c)
                          TAX INVESTIGATIONS AND AUDITS


NETOPTIX

None.

LEISEGANG

1. Florida Department of Revenue Sales/Use Tax Audit for 1996 regarding classification of demonstration equipment and pursuant to which Seller adjusted its accounting methods (pursuant to Section 481 of the United States Internal Revenue Code of 1986, as amended).

2. Leisegang had an outstanding state tax lien which was entered against Leisegang by the Revenue Recovery Department of the Attorney General's Office in the State of Ohio on July 27, 1995 in the amount of $3,206. This amount has been paid and Leisegang is in the process of recording the release.

GALENICA

None.

LEISEGANG GMBH

The tax return for 1998 has not been filed.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.10(a)
           TITLE TO ASSETS, PROPERTIES AND RIGHTS AND RELATED MATTERS

The sales employees and representatives of Leisegang maintain demonstration units of inventory at their own locations, which has an aggregate standard cost on the book of Sellers of approximately $750,000. The demonstration inventory referred to herein and the location thereof is attached hereto.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.10(b)
                               ENCUMBERED PROPERTY

NETOPTIX/LEISEGANG

1. Pursuant to the Loan and Security Agreement dated September 30, 1999 among NetOptix and certain of its subsidiaries and the Pledge Agreement dated September 30, 1999 executed by NetOptix in favor of Deutsche Financial Services Corporation (the "Loan Agreements"), 100% of the issued and outstanding capital stock of Leisegang was pledged as collateral to Deutsche Financial Services Corporation and Deutsche Financial Services Corporation has a lien on all personal property of Leisegang.

2. Pursuant to the Conditional Assignment and Patent Security Agreement dated September 30, 1999 ("Patent Security Agreement") and the Conditional Assignment and Trademark Severability Agreement dated September 30, 1999, each in favor of Deutsche Financial Services Corporation, NetOptix assigned its world-wide right, title and interest in certain trademarks owned by NetOptix including SANI-SCOPE, SANI-SPEC and SPEC LIGHT and certain patents listed on Schedule A of the Patent Security Agreement.

GALENICA

1. Pursuant to a deed of hypothec dated May 20th, 1994 executed by Plastiques Medisma Inc. in favour of Banque Federale Developpement and published at the St-Hyacinthe Land Registry under number 290432, the property situated at 80, rang St-Edouard, St-Liboire, Quebec was hypothecated for total sum of $150,000.00. The outstanding balance is zero (to be released post closing).

2. Pursuant to a deed of hypothec dated January 7, 1996 executed by Plastiques Medisma Inc. in favour of Caisse Populaire de Saint-Liboire and published at the St-Hyacinthe Land Registry under number 300241, the property situated at 80, rang St-Edouard, St-Liboire, Quebec was hypothecated for a total sum of CN$100,000.00. The outstanding balance is approximately CN$55,000.

3. Pursuant to an agreement dated July 3, 1996, Plastiques Medisma Inc. granted a conventional hypothec without delivery, published at the Quebec Registry of Personal and Movable Real Rights under number 96-0080513-0001, on ten pieces of equipment ("presses a injection") in favour of Banque de Developpement du Canada, for a total sum of CN$75,000.00. The outstanding balance is of approximately CN$28,000.

4. Servitudes published at the St-Hyacinthe Land Registry under number 236298 and 241861.

5. Pursuant to the Loan Agreements, 65% of the issued and outstanding capital stock of Galenica was pledged as collateral to Deutsche Financial Services Corporation.

LEISEGANG GMBH

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

None.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.11(a)
                          INTELLECTUAL PROPERTY RIGHTS

OWNED:

See Schedule 1.1(a)(vi) for intellectual property rights owned by NetOptix, Leisegang and Galenica.

GMBH

A.       PATENTS REGISTERED IN GERMANY:

         1.       Patent No. 4202669 C 2

                  Patent-holder:            Leisegang Feinmechanik Optik
                                            GmbH & Co. KG
                  Description:              Micromanipulator

                  The patent will expire on January 28, 2012. The fees are fully paid.

         2.       Patent No. 3221804 C 2

                  Patent-holder:            Leisegang Feinmechanik Optik
                                            GmbH & Co. KG
                  Description:              Illumination of optical equipment
                                             for close-up use.

                  This patent has expired.

         3.       Patent No. 19525107.5-51

                  Patent-holder:            Leisegang Feinmechanik Optik
                                            GmbH & Co. KG
                  Description:              Patent for a camera designed for
                                            colposcope photography.

                  This patent is now registered under No. 19525107 C 2. The fifth annual fee was due on June 30, 1999 and has not been paid; however, the fee can be paid but will probably include a penalty charge which must be paid according to the time limit set by the Patent Authority. To the best of GmbH's knowledge this time limit has not been set. On the condition that the annual fees will be paid the patent will expire on June 29, 2015.

                       STOCK AND ASSET PURCHASE AGREEMENT
             AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

B. PATENTS REGISTERED IN THE UNITED STATES:

         1.       Patent No. 4652103

                  Patent-holder:            Leisegang Feinmechanik Optik
                                            GmbH & Co. KG
                  Description:              Colposcope with photographic
                                            equipment.

                  This patent has expired.


C.       TRADEMARKS:

         1.       Leisegang

                  Trademark holder: Leisegang Feinmechanik Optik
                                            GmbH & Co. KG

                  The fees for extension of the trademarks have been paid. The trademark will expire on June 30, 2005.

         2.       Leisegang Foto-Optik Feinmechanik

                  Trademark holder: Leisegang Feinmechanik Optik
                                            GmbH & Co. KG

                  The trademark will expire on June 30, 2005.

         3.       Leisegang Hanoskop

                  Trademark holder: Leisegang Feinmechanik Optik
                                            GmbH & Co. KG

                  The trademark will expire on December 21, 2001.


D.       REGISTERED WEBSITE
         Leisegang.de

LICENSES

See Schedule 5.12

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


CONFIDENTIALITY PROTECTION

The Sellers take reasonable and customary precautions to safeguard their confidential information.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.11(b)
                         APPLICATIONS AND OTHER ACTIONS
                  WITH RESPECT TO INTELLECTUAL PROPERTY RIGHTS


                              See Schedule 5.11(a)

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 5.12
                                    CONTRACTS

A.       LEISEGANG

1. Loan and Security Agreement among NetOptix and certain of its subsidiaries and Deutsche Financial Services Corporation dated September 30, 1999.

2. Stock and Pledge Agreement dated September 30, 1999 executed by NetOptix in favor of Deutsche Financial Services Corporation.

3. U.S. Equipment Acquisition Note in the amount of $10,000,000 dated September 30, 1999. (Deutsche Financial Services Corporation is the Holder and Leisegang is one of the Makers.)

4.  German Equipment Acquisition Note dated September 30, 1999.

5. Revolving Credit Note in the amount of $12,000,000 dated September 30, 1999. (Deutsche Financial Services Corporation is the Holder and Leisegang is one of the Makers.)

6. Conditional Assignment and Patent Security Agreement dated September 30, 1999 in favor of Deutsche Financial Services Corporation.

7. Conditional Assignment and Trademark Severability Agreement dated September 30, 1999 in favor of Deutsche Financial Services Corporation.

8. Commercial Lease dated August 26, 1993, between Catexor Limited Partnership-I and Leisegang, as amended by the First Addendum to Lease Agreement dated August 8, 1976, the Second Addendum to Lease dated March 13, 1997, the Third Addendum to Lease Agreement dated December 31, 1998 and Certificate of Lease and Rent Commencement dated July 1, 1999.

9.  Director and Officer Insurance Policy

10. List of Insurance Policies

11. Leisegang report of purchase orders dated December 8, 1999 attached hereto

12. Leisegang report of sales orders dated December 8, 1999 attached hereto

13. Leisegang report of service order contracts dated December 8, 1999 attached hereto

14. Leisegang Products/Completed Operations Liability Insurance dated May 28,
    1999

15. Employment Agreement between Leisegang and John D. Barlow, Jr. dated July 6, 1999

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


16. Independent Sales Representative Agreements (written), as follows:


                    NAME                           DATE                           TERRITORY
                    ----                           ----                           ---------
                  D. Bullinton                     October 1, 1999              NC, SC
                  T. Haugen                        October 1, 1999              IL, ND, IN, WI
                  R. Fair                          October 1, 1999              CO
                  R. Stapleton                     October 1, 1999              TX, LA
                  L. Koch                          October 1, 1999              OH, PA
                  B. Cusworth                      October 1, 1999              NY


17. Oral arrangements with the following persons as sales representatives of Leisegang for the following territories:


                    NAME                                 TERRITORY
                    ----                                 ---------
                  P. Postal                              MO, NE, KS, IA
                  T. Novak                               S.W. TX, NM
                  R. Fox                                 New York City, NJ, N.E. PA
                  J. Fenter                              Central TX, AR
                  B. Andrew                              AZ, Las Vegas
                  J. Crowner                             WA, OR
                  B. Brindley                            MN, SD, ND
                  S. Barry                               Northern CA, NV

                  These oral arrangements are terminable upon reasonable notice.


18. Distribution Agreement between Leisegang and Richard Fox dated July 1, 1999.

19. Distribution Agreement between Leisegang and Physicians Sales and Service, Inc., dated February 2, 1998 as amended by Amendment No. 1 dated March 1, 1999.

20. Private Label Distribution Agreement between Pie Medical Equipment B.V. and Leisegang dated May 7, 1999.

21. Agreement between Direct Medical Equipment & Supplies, Inc. and Leisegang, dated November 23, 1993.

22. Capital Equipment Supplier Agreement between Novation, LLC and Leisegang dated March 31, 1999.

23. Contract between Leisegang and Shared Services Health Care dated May 26, 1995, as amended on May 22, 1997, January 14, 1999 and November 10, 1999.

24. Contract between Leisegang and Department of Veterans Affairs dated June 1, 1999.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


25. Distribution Agreement between Leisegang and Midwest Medical Supply Co., L.L.C. dated August 19, 1999.

26. Consulting and Settlement Agreement and Full and Final Release by and between W. Kip Speyer and Galileo Corporation dated July 6, 1999.

27. Distribution Agreement between Leisegang and General Medical Corporation dated March 21, 1997.


B.  GALENICA

1.  See Contracts listed in Schedule 1.1(a)(ix).

2. Lombard Canada Pharmaceutical and Biotechnology General Liability Policy dated September 15, 1999.

3.  Le Groupe Commerce Compagnie d'assurance document dated June 3, 1999.

4. Confirmation D'Assurance from Langelier Assurances dated as of September 2, 1999 (renewing, inter alia, item 2).

5. Vezina Dufault "Assurance de la Responsabilite Civile des Entreprises" dated as of September 8, 1999.

6.  Starline Letter Agreement dated September 9, 1999.

7.  Imco Letter Agreement dated October 7, 1999.

8.  Exclusive Sales Agreement for Himgro S.A. Galenica dated December 29, 1996.

9. Independent Sales Representative Agreements with following persons, dated as follows:

10. Agreements with the following persons as sales representatives of Galenica for the following territories:



                         NAME                                 TERRITORY
                  Godwin Associates, Inc.                   G.M.C. Accounts
                  Robert Janzer Associates                  NY, NJ, PA
                  Kare Medical Sales                        CA from Mexican border to
                                                            Bakersfield, CA
                  Kimberly International                    AL, LA, Southern MS
                  L.H.C. Levinson Health Care               CA from Fresno, CA north to the
                                                            CA/OR border and the City of Reno,
                                                            NV
                  McCoy Medical Assoc., Inc.                FL
                  New Med Associates, Inc.                  CT, RI, ME, MA, NH, VT
                  Bob Reinish                               IL, WI

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


These arrangements provide for a sales commission percentage for collected sales based on the product sold and are terminable upon reasonable notice.

11. Non-Qualified Stock Option Agreement between Galileo and Jacques Marcotte dated March 25, 1998.

12. Non-Qualified Stock Option Agreement between Galileo and Michel Godin dated April 6, 1998.

13. Share Purchase Agreement between Galenica Inc. (formerly known as 3421899 Canada Inc.) as purchaser and Jacques Marcotte and others as vendors, dated February 1, 1998, concerning all of the shares of Les Entreprises Galenica Inc., Polyject Inc., Les Concepts Galenicare Inc.

14. Indemnity Agreement between Galenica Inc. (formerly known as 3421899 Canada Inc.) in favour of Jacques Marcotte and Michel Godin on February 1, 1999.


15. Indemnity Agreement between Galenica Inc. (formerly known as 3421899 Canada Inc.) in favour of Jacques Marcotte dated February 1, 1998.


16. Indemnity Agreement granted by Galenica Inc. (formerly known as 3421899 Canada Inc.) in favour of Josef Rokus on February 1, 1998.

17. Memorandum of Agreement dated February 1, 1998 pursuant to which Les Entreprises Galenica Inc. is being wound up in Galenica Inc. (formerly known as 3421899 Canada Inc.)

18. Memorandum of Agreement dated February 1, 1998 pursuant to which Concept Galenicare Inc. is being wound up on Galenica Inc. (formerly known as 3421899 Canada Inc.)


C.       GMBH

         A.       Loan Agreements:

                  1. Loan agreement between Leisegang GmbH and Galileo dated October 15, 1997.

                  2. Loan Agreement between Leisegang GmbH and NetOptix dated December 9, 1998.

                  3. Loan agreement between Leisegang GmbH and
                  Industries-Kreditbank AG, Deutsche Industriebank, dated July 16, 1991.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                  4. Loan agreement between Leisegang and JBS Medical Sales
                     (Poland), dated January 11, 1999 in connection with a loan to JBS Medical Sales (Poland) in the amount of DM 5.000.

         B.       Insurance Contracts:

                  1. Fire insurance with HDI-Haftpflichtverband der deutschen Industrie V.a.G. dated December 21, 1998.

                  2. Business insurance with HDI-Haftpflichtverband der deutschen Industrie V.a.G. dated December 21, 1998.

                  3. Combined fire and business insurance with HDI-Haftpflichtverband der deutschen Industrie V.a.G. dated December 21, 1998.

                  4.       Insurance for machinery with Generali Versicherungs
                           AG.

                  5. Security pension insurance with Condor-Versicherung for the following employees:

                                    Stefen Schmidt (No. 0095 227-05)
                                    Margit Schmeckebier (No. 0095 227-04)
                                    Eberhardt Cybinski (No. 0095 227-02)

                  6. Direct insurance (Life Insurance) for Mr. Scheiblich with Colonia Company (No. 0274118005).

                  7. Direct insurance (Life Insurance) for Mr. Cybinski with Gerling Concern Lebensversicherungs AG (No. 21515665).

                  8. Life insurance for Mr. Backasch with Allianz Lebensversicherungs AG.

                  9. Life and injury insurance for Mr. Prove with Karlsruher Versicherungen dated September 10, 1990.

                  10. Life insurance for Mr. Scheiblich with Schweizer Nationalversicherungs AG (No. 200106020861).

         C.       Employment Agreements:

                  1. Attached is a list of all employees as of December 3, 1999. All employees have either written or oral agreements. The relevant collective bargaining agreement is applicable to these agreements except for Mr. Scheiblich.

                  2. Agreement of Service between the Leisegang GmbH and Jurgen Scheiblich (managing director) dated October 9, 1997.

                  3.       See Schedule 5.17.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



         D.       Distributorship Agreements:

                  1. Agreements with foreign distributors entered into since October, 1997:

                  *      Kowloon (July 8, 1998)
                  *      Belgrade, Yugoslavia (March 27,/April 17, 1998)
                  *      Seoul, Korea (August 12, 1998/June 6, 1990)
                  *      Kuala Lumpur, Malaysia (August 18/August 27, 1998)
                  *      Casablanca, Marocco (July 22, 1998)
                  *      Gdansk, Poland (January 14, 1990)
                  *      Cluj-Napoca, Rumania (March 25, 1998)
                  *      Taipei, Taiwan (July 16, 1998)
                  *      Bangkok, Thailand (August 28, 1998/September 22, 1998)
                  *      Prague, Czech Republic (November 20, 1998)
                  *      Tunisia (May 12, 1998)

                         GmbH also has agreements with a number of other foreign distributors which are on the attached list. Some of these distributors may not be active.

                  2. German customers or distributors:

                           The customers and distributors listed on the attached Schedule and for which the word "AGB" in the last column is listed are contracts based on the attached standard terms and conditions. These customers and distributors are active. Any customer listed that wants to order products from GmbH is asked to execute an agreement with the attached standard terms. GmbH has no indication that any of its customers would not sign the standard terms as attached.

         E.       Purchase Agreements:

                           Leisegang GmbH places its orders on demand.
                           Therefore, there are no long-term purchase agreements.

         F.       Software License Agreements:

                 aa) License Agreement with ICS Systemhaus, license no. 40021633 regarding server and software dated September 28, 1999.

                 bb) License for different components of Comet-software, distributed by ICS Systemhaus.

                 cc) Agreement on the delivery and use of software between Leisegang GmbH and ICS Systemhaus dated June 14, 1999.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


         G        Other Contracts:

                 aa) Lease and protection contract between Leisegang GmbH, Teleonorma Leipzig GmbH and
                          Electra-Versicherungs-Vermittlungs GmbH [date not legible].

                 bb) Lease agreement between Leisegang GmbH and Gerlach & Partner Burovertriebs GmbH regarding Panasonic Copysystem FP 7140 dated September 2, 1996.

                 cc) Lease agreement between Leisegang GmbH and Gerlach & Partner Burovertriebs GmbH regarding a Panasonic Copydistribution System dated February 2, 1998.

                 dd) Contract between Leisegang GmbH and Lepkojus Sondermull Recycling and Beseitigungs GmbH regarding waste disposal dated June 16 and 17, 1992.

                 ee) Oral agreement with Ms. Dr. Kaferstein regarding the medical supervision of employees according to German Labor Law.

                 ff) Employment safety contract with Siebert Ingernieurburo IBS dated October 11, 1999.

                 gg) Lease Agreement regarding the Berlin facility between Georg and Peter Leisegang in Gesellschaft burgerlichen Rechts (Partnership under the German Civil Code) and Leisegang GmbH dated October 7, 1997.

                 hh)      Supply contract for electricity.

                 ii)      Supply contract for water.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.13
                                   LITIGATION


         1. Leisegang has a commercial dispute with COMEG Endoskopie ("Comeg") a German supplier regarding duplicate purchase orders issued by Leisegang to Comeg and Comeg's duplicate supply of hysteroscopes. The amount in dispute is less than $88,000. The dispute has not been resolved or submitted to litigation as of November 30, 1999.

         2. Leisegang and its affiliates have a commercial dispute with Acromatics of Lieminister, Massachusetts regarding certain molds and development costs related to plastic injections molds used in the Sani-Spec product line. The amount in dispute is less than $45,000. The dispute has not been resolved or submitted to litigation as of November 30, 1999. The molds are located at the Acromatics facility.

         3. Leisegang has been informed pursuant to a letter dated June 16, 1996 (the "June 16 Letter") that it was infringing upon a patent in connection with the distribution of a Particle Skin Resurfacing device for Derm Genesis, the manufacturer of the product. The June 16 Letter has been rescinded and the Company has not received any additional correspondence.

         4. In November of 1998 four separate class action complaints were filed by shareholders of NetOptix against NetOptix. In June of 1999 such complaints were consolidated into one action (Civil Action No. 98-12129-RCL). NetOptix has filed a Motion to Dismiss which has not been decided. The plaintiffs allege that NetOptix, and two of its former officers, violated the federal securities laws by knowingly making false or misleading statements concerning the company's financial condition. The plaintiffs' claim that the disappointing financial results for the third quarter of 1998, made public on July 23, 1998, resulted from business difficulties which should have been disclosed, or otherwise acted upon, sooner. [NOTE: Documents not provided to Purchaser.]

         5. NetOptix was notified by a group of settling defendants in the PSC Resources Superfund Site in September 1998 that it was among a group of alleged contributors of hazardous substances which were eventually disposed of at the Palmer, Massachusetts PSC Resources Superfund Site. NetOptix has not but expects in the ordinary course to enter into a form of consent or settlement arrangement regarding the Parent's alleged de minimis contribution to the hazardous substances identified at such site. [NOTE: Documents not provided to Purchaser.]

         6. Leisegang was informed by Mentor H/S Inc. ("Mentor") on December 22, 1998 that Leisegang was infringing on Mentor's Liposuction Procedure with Ultrasonic Probe patent in connection with a product that Leisegang was marketing and distributing for FibraSonics known as the "LM-2000 Ultrasonic Aspiration System." Leisegang and FibraSonics denies that it is infringing. Leisegang has not received subsequent correspondence from Mentor.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


         7. Leisegang has been informed that a former employee, Laurence Lieberman, has filed an age discrimination complaint with the Equal Employment Opportunity Commission on November 1, 1999. Leisegang does not believe there is any basis for this claim.

         8. Leisegang received a Complaint on December 10, 1999 that it has been named as a defendant in a lawsuit. The Plaintiff, Shevander E. Dykes, alleges in her complaint that due to Fulton Dekalb Hospital, d/b/a The Grady Health System and Grady Memorial Hospital's ("Grady") negligence in its maintenance and repair of a laparoscope that was used during a surgical procedure, she sustained injuries. Leisegang was the distributor of this product and not was not involved in the manufacturing of it. It distributes approximately 10 of these non-strategic units each year. According to a letter dated January 8, 2000 from Leisegang's insurance carrier, McGrath Burnham Group, this case is in the process of being assigned to counsel.

         9. Leisegang received a letter dated January 12, 2000 from Osteometer Meditech's counsel which claims that Leisegang is in breach of its distributor agreement with Osteometer Meditech dated December 10, 1998, as amended on June 25, 1999, for failing to purchase a minimum amount of product. The Company does not believe there is any basis for this claim.

         10. GmbH brought a complaint in summary proceeding against Mr. Blotschinski (JBS Medical Sales, Poland) who is a customer of GmbH who currently owes GmbH approximately D32,972 in connection with a loan and goods received.

         11. GmbH has the following outstanding labor disputes:

                 (a) Claim for protection from termination brought by Martina Fischer (pending, labor court Berlin, file no. 69.Ca.31680/99).

                     A mutual settlement for a severance payment of DM 18,000 was agreed upon in the session of the court on November 24, 1999.

                 (b) Claim for protection from termination brought by Karin Mokke (pending, labor court Berlin, file no. 18.CA.32427/00).

                     The claim of Karin Mokke has been settled by the severance payment of DM 10,000.

         12. GmbH has a claim against Promed Planungs-und
Einrichtungsgesellschaft mbH for monies owed. Promed Planungs-und
Einrichtungsgesellschaft mbH has filed for a petition in bankruptcy (local court of Braunschweig, file no. 1205-0-27.N.9/97). The claim of Leisegang GmbH was registered in the bankruptcy proceeding.

         13. There are two pending lawsuits still appearing at the Quebec Court Register against Galenica:

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                  (a)      Plaintiff:                Fritz Starber Inc.
                           Defendants:               Galenica Inc.
                           Date:                     November 14, 1997
                           Court Number:             505-32-006594-981
                           Amount:                   $728.95
                           Nature:                   Account
                           Status:                   Last procedure:
                                                     Defendant's reply filed on April 18, 1998

                  (b)      Plaintiff:                Memorissime Inc.
                           Defendants:               Entreprises Galenica Inc. (a predecessor of
                                                     Galenica)
                           Date:                     March 17, 1989
                           Court Number:             500-02-008787-892
                           Amount:                   $326.46
                           Nature:                   Account
                           Status:                   Last procedure:
                                                     Declaration filed on March 17, 1989

14. The following GmbH employees who have received notice of termination have brought claims of protection from termination: Martina Fischer, Karin Moeckel, Marlis Ahl, Diana Ramuszkat, Gabriele Pfennig and Frank Reichelt.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.14
                     COMPLIANCE; GOVERNMENTAL AUTHORIZATIONS


Violation:

See violations disclosed in the "Phase I - Environmental Site Assessment, Les Plastiques Medisma, 80 Rang, St-Edouard, St. Liboire, Quebec by Technitrol Eco Inc. on December 8, 1997 as updated on December 6, 1999.

Material Investigations:

None.

Permits:

1.       Boca Raton Occupational License for Leisegang

2.       State of Florida, Palm Beach County Occupational License

3.       Business License for GmbH dated May 21, 1959.

4. Galenica Medical Device Establishment License from Health Canada, License No. 450 expires on December 31, 2000

5. Annual FDA Registration of Device Establishment for GmbH dated December 3, 1999, Registration No. 9611604

6. Environmental certificate for authorization of Medisma from the Minister for Environment and Fauna of Quebec dated May 2, 1995 and its modification of November 17, 1995, as assigned to Galenica on April 27, 1998, P-7610-16-01-0469703.

7. Environmental certificate of authorization of Galenica from the Minister of Environment and Fauna of Quebec dated April 27, 1998, P-7610-16-01-0409704.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.15(a)
                                 FDA COMPLIANCE

Exceptions to Substantial Compliance:

         None, except as noted on Schedule 5.15(b)

510K Clearance Letters:

See attached chart which includes product, corresponding 510K number or exemption and listing number. Also attached are the 510K letters for the products listed in the attached chart, except as noted on the chart. Some products listed on the attached chart are not manufactured by LMI, Galenica or GmbH. The Company believes these products all have 510k letters and is in the process of obtaining these letters. The 510K letters will be forwarded to the Purchaser as they are obtained.

Products Marketed Without Clearance:

Laser Micromanipulators
Video Endorscopy
Uterine Insufflator
Light Sources - Halogen
Light Cables
Dopplers
Sterilizers
Laser Instruments - 72 part numbers
Diagnostic Test Kits (Thyroid kit)
Laminaria Cervical Dilators (non Sterile)

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.15(b)
                                 FDA EXCEPTIONS


Leisegang

1.       See attached Quality System Implementation Plan

2. FDA 483 dated February 1, 1996 for the Florida Facility and subsequent Leisegang responses.

3. Leisegang received a Med Watch report dated June 16, 1999 which was reported by the Midwest Physician Group relating to a cryo surgical unit. According to the report, a patient was burned by the unit because the unit was improperly administered by the user.

4. Leisegang received a warning letter dated January 3, 2000 from the FDA regarding the Alexandrite Laser Products. The Company has responded by requesting a sixty day extension to provide the appropriate data to the FDA.

Galenica

1. Galenica received a Med Watch report from Touro Infirmary relating to a speculum that broke during a patient examination which Galenica responded to in a letter dated November 11, 1999.

GmbH

1. GmbH received a Certificate of Compliance dated January 29, 1993 issued by Underwriters Laboratories, Inc. under the Standard for Safety Category, "Professional Medical and Dental Equipment, UL 544", for the following samples: Photo Colposcopes Models 3B3, 3H3, 3L3, 3DF, 3DS, 3BD3, 3DLS, 3DLFS, 3DLFSW, 3DLFW, 3BDS, 3BDF, 3BDFS, 3BDFSW, 3DFS, 3BDFW, 3DFW, 3DLF, 1H3, 1B3, 1D3, 1DF, 1DS, 1DFS, 1DFW, 1DFSW.

2. GmbH received a Certificate of Compliance dated August 22, 1994 issued by Underwriters Laboratories, Inc. under the Standard for Safety Category, "Professional Medical and Dental Equipment, UL 544", for the samples of Component Medical Equipment, Halogen Lamp Power Supplies, Type GUL and CUL.

3. GbmH received a Certificate for Quality Management System Assurance, Certificate Registration Number 45147-60-01 from Dekra Certification Services valid through July 11, 2000.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

4. As required by European law, GmbH has obtained the following Declaration of Conformity for the following Colposcope models: 3DF, 3DFW, 3BDF, 3BDFW, 3MF, 3MFW, 3DLF, 3DLFW, 3MLF, 3MLFW, 3DFWR, 1D3, 1H3, 2D3, 2H3, 3B3, 3BD3, 3DL3, 3D3, 3M, 3L3, 3H3, 3ML, 1DF, 1DFW, 2DF,
         2DFW, and mini colposcope models 4.

5. GmbH is on import detention as to certain products that it markets These products do have 510K clearance letters. The Company's FDA consultant for the Sellers is in the process of investigating this issue in order to remove GmbH from the import detention list.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.16(a)
                               INSURANCE POLICIES


NOTE: All properties, assets and businesses of Leisegang and the Foreign Subsidiaries are covered under consolidated insurance programs and policies maintained by NetOptix, as to which no information is being provided to Purchaser. Separate policies for Leisegang and the Foreign Subsidiaries are as follows:

A.       LEISEGANG

1.       Leisegang Products/Completed Operations Liability Insurance dated May
         28, 1999.

B.       GALENICA

1. Le Group Commerce Compagne d' assurance collective Policy dated September 9, 1998 bearing no. 351-7878, and renewal letter from Langelier Assurances dated September 2, 1999.

2. Lombard Canada Pharmaceutical and Biotechnology General Liability Policy dated September 15, 1999 and bearing number 9900900.

A.       GMBH

         See Insurance contracts listed on Schedule 5.12.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.16(b)
                              INSURANCE EXCEPTIONS


None

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.17(a)
                           LABOR RELATIONS: EMPLOYEES


1. In recent weeks, there has been activity seeking to unionize or otherwise organize the workers at the Canadian Facilities of Galenica, an application for union certification with respect to Galenica's employees was filed on September 22, 1999.

2. Galenica will be liable for the usual severance payments and other amounts to its employees under Canadian and Quebec laws as well as under the employment contracts, as the case may be, disclosed in
         Schedule 5.12

3.       See pending labor disputes of GmbH employees listed on Schedule 5.13.

4. Some of the GmbH employees are members of a labor union; however, the Company does not know the names of these employees.

5. GmbH has entered into several new employment contracts which provide that overtime be included in such employees' salaries. The applicable collective bargaining agreements only permit an employee to work a maximum of 35 hours per week. Therefore, these agreements may be invalid with regard to the terms of these agreements relating to this issue.

6. Pursuant to Section 7.10(a)(iii), GmbH has agreed to terminate nine employees. As a result, GmbH may be liable for usual severance amount to these employees and may be subject to claims by these employees from protection of termination under German law. A proposal of termination has been delivered to nine GmbH employees pursuant to the terms of
         Section 7.10(a)(iii).

7.       No other disclosures required.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.17(b)
                     LIST OF EMPLOYEES AND SEVERANCE AMOUNTS

See separate letter from Leisegang to Purchaser dated December 14, 1999.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.18(a)
                             COMPANY EMPLOYEE PLANS


         A. NETOPTIX. NetOptix maintains a number of corporate benefit plans which cover U.S.-based employees of NetOptix and its subsidiaries, including the following.

         1. 1991 Stock Option Plan. The following current employees of Leisegang and the other Sellers have been granted options under the 1991 Stock Option Plan:

                  Leisegang:        John Barlow - 50,000 shares
                                    Robert Polizzi - 7,500 shares
                                    John Sackler - 200 shares
                                    Bruce Sizing -- 6,100 shares
                                    Rahn Smith - 4,000 shares
                                    Chris Oppelt - 2,000 shares
                                    Harvey Rendelman - 2,000 shares

                  Galenica:         Jacques Marcotte - 10,000 shares
                                    Michel Godin - 10,000 shares

                  GmbH:             Jurgen Scheiblich 5,000 shares


         2. 401(k) Plan. Employees of Leisegang participate in the NetOptix 401(k) retirement plan.


         B. LEISEGANG. Leisegang maintains the following benefit plans for its employees, in addition to participants in the NetOptix Stock Option and 401(k)
Plans:

         1.       Medical, Prescription, Dental

         2.       Life Insurance

         3.       Employee Stock Purchase Plan

         C. GALENICA. The only benefit plan is a Group Insurance Plan offered by SSQ Vie (to which Galenica itself is not a party) that covers medication, paramedical services, life and short-term disability. Direct labor employees pay 75% of the premiums and administrative employees pay 50% of premiums. The employee has the option of joining this plan.

         D. LEISEGANG GMBH. There are no employee benefits other than certain benefits received by the following employees:

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000

                  TYPE                                               EMPLOYEE
                  ----                                               --------

                  Security Pension Insurance                         Stefen Schmidt
                                                                     Margit Schmeckebier
                                                                     Eberhardt Cybinski

                  Direct Insurance                                   Jurgen Scheiblich
                                                                     Eberhardt Cybinski

                  Life Insurance                                     Mr. Backash

                  Life and Injury Insurance                          Mr. Prove

                  Injury Insurance                                   Jurgen Scheiblich



                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.18(b)
                                ERISA COMPLIANCE


None.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000




                                SCHEDULE 5.19(a)
                            ENVIRONMENTAL PROCEEDINGS


A.       NETOPTIX

         1. Information concerning the Massachusetts Facility of NetOptix has been excluded.


B.       LEISEGANG

         None


C.       GALENICA

         1. See matters listed in Phase I Environmental Site Assessment Report for Les Plastiques Medisma, 80 Rang, St-Edouard, St. Liboire, Quebec dated December 8, 1997 by Technitrol Eco Inc. as updated on December 6, 1999.


D.       LEISEGANG GMBH

         None.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.19(b)
                              ENVIRONMENTAL MATTERS


A.       NETOPTIX

         1.       See Schedule 5.13

         2. Other information concerning the Massachusetts Facility of NetOptix has been excluded.


B.       LEISEGANG

         None


C.       GALENICA

         1.       See Report referenced in Schedule 5.19(a)


D.       LEISEGANG GMBH

         1. By letter dated January 6, 1999, the environmental agency of the Brzirksunt Chalottenburg confirmed that the noise emitted by the machinery used does not exceed permissible noise levels.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                SCHEDULE 5.19(c)
                                   PROPERTIES


A.       NETOPTIX

         Sturbridge Business Park, Town of Sturbridge, County of Worcester, Massachusetts 01566 [NOTE: Information concerning environmental matters at the Massachusetts Facility has been excluded.]


B.       LEISEGANG

         Suite Nos. 150, 160, 250 and 265 located at 6401 Congress Avenue and Suite Nos. 110 and 116 located at 6421 Congress Avenue, Boca Raton, Florida 33487 (Leisegang as Lessee)


C.       GALENICA

         80 rang St-Edouard, St. Liboire, Province of Quebec, Canada

         Note:  See Report referenced on Schedule 5.19(a)


D.       LEISEGANG GMBH

         Leibnizstrasse 32, D-10625, Berlin, Germany

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.20
                              BROKER OR FINDER FEES


Andlinger & Co., Inc. and/or one of its Affiliates will receive an investment banking fee with respect to the transactions contemplated by this Agreement.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.21
                           ACCOUNTS & NOTES RECEIVABLE


1.       Receivables valid and enforceable - No disclosures required.

2. Delinquencies - See Accounts Receivable Aging Report for Leisegang as of November 30, 1999, previously delivered to Purchaser.

3. See Accounts Receivable Aging Report for Galenica as of December 8, 1999, Pepinieres Bonsai, which owes approximately $2700 to Galenica, has sought the protection of the Bankruptcy Act (Canada) and/or the Creditors Arrangement Act and/or other similar legislation.

4. See Accounts Receivable Aging Report for GmbH dated as of December 3, 1999 attached hereto. (Accounts receivable for accounts below DM 400 are not listed.)

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 5.22
                            ACCOUNTS & NOTES PAYABLE



         1. See attached list of accounts and notes payable for GmbH dated December 3, 1999 attached hereto.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 5.24
                                   INVENTORIES


         1. The NetOptix Inventory contains a number of items which may be obsolete, based on standards applicable to the current markets of the Sellers, but which may be salable in other markets. Such NetOptix Inventory also contains quantities of items which may be considered excess or long supply, based on the historical market usage of such items.

         2. The Inventories contain quantities of certain items of the Products which may be considered excess or long supply based on historical market usage of such items. Any such excess or long supply items will be valued on the closing Statements in accordance with Section 3.3.

         3. NetOptix maintains a substantial reserve on its books, as reflected in the Latest Seller SEC Report, for obsolete, excess and long supply inventories.

         4. The NetOptix Inventory and the Inventories may contain defective items. NetOptix maintains a reserve on its books, as reflected in the Latest Seller SEC Report, for defective inventories.

         5. The Inventories contain items of demonstration products in the possession of sales employees and sales representatives, which may be sold to customers at a discounted price. Such demonstration items will be valued on the Closing Statements in accordance with Section 3.3.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.25
                        SUPPLIERS, CONSULTANTS & VENDORS


A.       LEISEGANG

         See Schedule 5.13 with respect to the commercial dispute with Comeg.


B.       GALENICA

         None


c.       LEISEGANG GMBH

         None.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                  SCHEDULE 5.26
                          DELINQUENT CUSTOMER ACCOUNTS


         1.      See Schedule 5.21 for an aging of accounts receivable.

         2. See Schedule 5.13 for a description of claims GmbH has brought against Mr. Blotschinski (JBS Medical Sales).

         3. The following is a list of GmbH customers and the amounts owned by each customer which the management of GmbH feel are not likely to be paid:

         Name                                                    Amount Due

         Promed Plan                                             DM 7.126,44
         Shin Han                                                DM 20.251,91
         IEM                                                     DM 63.654,11
         MHW GmbH                                                DM 8.515,28
         MHW NB                                                  DM 100.32
         Krammer                                                 DM 2.875,78


4. No other disclosures required.

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.27(a)
                                   FACILITIES


A.       NETOPTIX

         None except Massachusetts Facility


B.       LEISEGANG

         Location: Suite Nos. 150, 160, 250 and 265 located at 6401 Congress
                   Avenue and Suite Nos. 110 and 116 located at 6421 Congress Avenue, Boca Raton, Florida 33487

         Owner:    Catexor Limited Partnership - I

         Lessee:   Leisegang


C.       GALENICA

         1.      Location: 80 Rang St-Edouard, St. Liboire, Province of Quebec,
                           Canada

                  Owner:   Galenica

         2.      Location: 12,805 rue du Parc, in the City of Mirabel, Province
                           of Quebec, Canada

                  Owner:   Gestion Jacques Marcotte Inc.


D.       LEISEGANG GMBH

         Location:         Leibnizstrasse 32, D-10625, Berlin Germany

         Owner:            Georg and Peter Leisegang

         Lessee:           Leisegang GmbH

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                                SCHEDULE 5.27(b)
                           GALENICA TITLE COMMITMENTS


                          See attached Title Commitment

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000


                                  SCHEDULE 5.28
                                    YEAR 2000

None

                       STOCK AND ASSET PURCHASE AGREEMENT
              AMENDED AND RESTATED SCHEDULES DATED JANUARY 31, 2000



                              SCHEDULE 7.10(a)(iii)
                            GmbH TERMINATED EMPLOYEES


       See separate letter from GmbH to Purchaser dated January 21, 2000.